DISCOVERY PREMIER GROUP RETIREMENT ANNUITY

Supplement dated July 20, 2004

to

Prospectus dated May 1, 2004

The INVESCO VIF -Dynamics Fund (the “Fund”), a series portfolio of AIM Variable Insurance Funds, is one investment option within the Discovery Premier Group Retirement Annuity (the “Annuity”). The Fund offers Series I shares and Series II shares to insurance company separate accounts. We have bound the May 1, 2004 prospectus for the Annuity along with the April 30, 2004 prospectus for the Series II shares of the Fund (and the prospectuses for the other underlying mutual funds). Only Series I shares of the Fund are sold to the Annuity. Therefore, attached to this supplement is the prospectus for the Series I shares of the Fund. You should refer to this version of the Fund prospectus, rather than to the Fund prospectus pertaining to the Series II shares of the Fund.